Exhibit 99.2


 Certification of Principal Financial Officer pursuant to 18 U.S.C. Section 1350

         I hereby certify pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that the accompanying Form 10-Q of Southwest Bancorp, Inc. ("Southwest") for the quarterly period ended June 30, 2002, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and that the information contained in this Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.


By: /s/ Kerby E. Crowell                                 August 12, 2001
   ---------------------------------------------         -----------------------
    Kerby E. Crowell                                     Date
    Executive Vice President, Chief Financial
    Officer and Assistant Secretary
    (Principal Financial and Accounting Officer)